1 AMENDMENT TO LEASE THIS AMENDMENT TO LEASE (“Amendment”) is made by and between KPG FF Owner, L.P., a Delaware limited partnership (“Landlord”) and Madrigal Pharmaceuticals, Inc., a Delaware corporation (“Tenant”), and is dated as of the last date on which this Amendment has been fully executed by Landlord and Tenant (“date of this Amendment” or “Effective Date of this Amendment”). BACKGROUND RECITALS A. Landlord and Tenant entered into a Lease Agreement dated as of April 24, 2025 (hereinafter referred to as the “Lease”), covering approximately 54,115 rentable square feet (“RSF”) (as described in the Lease, the “Premises”), being part of the second and third floor in Building 2 and part of the first floor of Building 1, in the project currently known as “1K1” (or such other name as Landlord may from time to time designate), having the street address at 1001 Conshohocken State Road, West Conshohocken, Pennsylvania; and B. Tenant is responsible for the planning, design, construction and completion of the Work to construct the Phase Two Space pursuant to Exhibit “E”, Article II of the Lease; and C. Landlord and Tenant desire to modify certain terms and provisions of the Lease as set forth in this Amendment. AGREEMENT NOW, THEREFORE, in consideration of the Premises and the covenants hereinafter set forth, intending to be legally bound, Landlord and Tenant agree as follows: 1. The above recitals are incorporated herein by reference. 2. All capitalized and non-capitalized terms used in this Amendment which are not separately defined herein but are defined in the Lease shall have the meaning given to each such term in the Lease. From and after the date of this Amendment, references to the Lease shall be deemed to mean the Lease together with and as modified by this Amendment. 3. Section 1(e) of the Lease is hereby modified as follows: (a) Notwithstanding any terms or provisions of the Lease to the contrary, the Phase Two Commencement Date with respect to the approximately 7,080 RSF Additional Second Floor Space shall be the fixed and agreed-on date of April 1, 2026. Tenant’s obligation to pay Monthly Rent for the Additional Second Floor Space, on a per-RSF basis, shall commence as of such Phase Two Commencement Date (i.e., April 1, 2026) with respect to the Additional Second Floor Space. Tenant’s Share applicable to the Additional Second Floor Space only is agreed to be 2.79%. (b) Notwithstanding any terms or provisions of the Lease to the contrary, the Phase Two Commencement Date with respect to the approximately 21,975 RSF Suite 2-300 shall be the fixed and agreed-on date of June 1, 2026. Tenant’s obligation to pay Monthly Rent for Suite 2-300, on a per-RSF basis, shall commence as of such Phase Two Commencement Date (i.e., June 1, 2026) Exhibit 10.6 2 with respect to Suite 2-300. Tenant’s Share applicable to Suite 2-300 only is agreed to be 8.64%. (c) Notwithstanding any terms or provisions of the Lease to the contrary, the Phase Two Commencement Date with respect to the approximately 10,128 RSF Suite 1-104 shall be the fixed and agreed-on date of March 1, 2026. Tenant’s obligation to pay Monthly Rent for Suite 1-104, on a per-RSF basis, shall commence as of such Phase Two Commencement Date (i.e., March 1, 2026) with respect to Suite 1-104. Tenant’s Share applicable to Suite 1-104 only is agreed to be 3.98%. (d) The Phase Two Commencement Dates set forth herein above shall not be extended or delayed due to any incompletion or delay of the Work, whether due to Force Majeure or for any other reason whatsoever. 4. Section 1(g)(ii) of the Lease is modified by deleting all references to the First Abatement Period, including, without limitation, the following: “(i) the first three (3) full calendar months of the Term following the Phase Two Commencement Date (i.e., Month 1 through Month 3 of the table of Base Rent above in this subsection (ii); referred to herein as the “First Abatement Period”);” and substituting in place thereof the following: “(i) those certain three (3) months of the Term consisting of the following: (a) the full calendar month of June, 2027, (b) the full calendar month of June, 2028, and (c) the full calendar month of June, 2029;” For avoidance of doubt, it is the intention of the parties that in lieu of the First Abatement Period, and subject to the other terms of the Lease, Tenant will be entitled to an abatement of certain monthly installments of Base Rent, Excess Operating Expenses, and Excess Property Taxes only for those certain three (3) months of the Term set forth above. Tenant’s obligation to pay all costs and charges for electricity and other utilities and all other Additional Rent pursuant to the terms of the Lease shall not be waived, released or abated during any of such periods. 5. Section 1(d) of the Lease is modified as follows: For purposes of the Initial Term, the Phase Two Commencement Date shall be June 1, 2026. Accordingly, the Expiration Date shall be November 30, 2031. Sections 1(f), 1(g), and all other applicable Lease provisions shall be deemed amended in accordance with the foregoing. 6. Tenant represents and warrants to Landlord that no broker, finder or agent brought about this transaction and Tenant agrees to indemnify and hold Landlord harmless from any and all claims of any broker, finder or agent arising out of or in connection with negotiations of, or entering into, this Amendment based on any claim that Tenant agreed to pay or cause to be paid such broker, finder or agent any fee, commission or compensation in connection with this Amendment or the transactions contemplated hereby. 7. Tenant hereby represents to Landlord that to Tenant's knowledge (i) there exists no default under the Lease either by Tenant or Landlord; (ii) Tenant is entitled to no credit, free rent or other offset or abatement of the rents due under the Lease which has not been exhausted, except as expressly provided in this Amendment; (iii) there exists no offset, defense or counterclaim to Tenant’s 3 obligations under the Lease; and (iv) Landlord has timely completed all work, alterations and improvements required of Landlord and possession of the Premises has been delivered to and accepted by Tenant in the manner and condition required under the Lease, except in regards to the leaking occurring on the first floor as identified by Tenant to Landlord on October 14, 2025. 8. This Amendment contains the entire agreement between the parties hereto with respect to the modification of the Lease and supersedes and replaces any prior agreement and understandings between the parties, either oral or written, concerning this Amendment. Except as expressly amended herein, the Lease shall remain in full force and effect as if the same had been set forth in full herein, and Landlord and Tenant hereby ratify and confirm all of the terms and conditions thereof. 9. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns (subject to the restrictions of the Lease against assignment and subletting by Tenant). 10. Each party agrees that it will not raise or assert as a defense to any obligation under the Lease or this Amendment or make any claim that the Lease or this Amendment is invalid or unenforceable due to any failure of this document to comply with ministerial requirements including, but not limited to, requirements for corporate seals, attestations, witnesses, notarizations, or other similar requirements, and each party hereby waives the right to assert any such defense or make any claim of invalidity or unenforceability due to any of the foregoing. 11. This Amendment may be executed in multiple counterparts, each of which, when assembled to include the signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original. All such fully executed counterparts will collectively constitute a single agreement. Tenant expressly agrees to the use of electronic signatures and electronic recordkeeping for purposes of the Lease. Upon request by Landlord, Tenant shall provide its original signature. 12. CONFESSION OF JUDGMENT. Tenant hereby acknowledges, affirms and restates the terms and provisions originally set forth in Section 22(b)(v) of the Lease and further agrees that judgment by confession may be entered against Tenant and any subtenant or occupant of the Premises as follows. A. RESERVED. B. CONFESSION OF JUDGMENT FOR POSSESSION. TENANT COVENANTS AND AGREES THAT UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, OR IF THIS LEASE IS TERMINATED OR THE TERM OR ANY EXTENSIONS OR RENEWALS THEREOF ARE TERMINATED OR EXPIRE, THEN LANDLORD MAY, WITHOUT LIMITATION, CAUSE JUDGMENTS IN EJECTMENT FOR POSSESSION OF THE PREMISES TO BE ENTERED AGAINST TENANT AND, FOR THOSE PURPOSES, TENANT HEREBY GRANTS THE FOLLOWING WARRANT OF ATTORNEY: (I) TENANT HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY PROTHONOTARY, CLERK OF COURT, ATTORNEY OF ANY COURT OF RECORD AND/OR LANDLORD (AS WELL AS SOME ONE ACTING FOR LANDLORD) IN ANY ACTIONS COMMENCED FOR RECOVERY OF POSSESSION OF THE PREMISES TO APPEAR FOR TENANT AND CONFESS OR OTHERWISE ENTER JUDGMENT IN EJECTMENT FOR POSSESSION OF THE 4 PREMISES AGAINST TENANT AND ALL PERSONS CLAIMING DIRECTLY OR INDIRECTLY BY, THROUGH OR UNDER TENANT, AND THEREUPON A WRIT OF POSSESSION MAY FORTHWITH ISSUE AND BE SERVED, WITHOUT ANY PRIOR NOTICE, WRIT OR PROCEEDING WHATSOEVER; AND (II) IF, FOR ANY REASON AFTER THE FOREGOING ACTION OR ACTIONS SHALL HAVE BEEN COMMENCED, IT SHALL BE DETERMINED THAT POSSESSION OF THE PREMISES SHOULD REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT TO COMMENCE ONE OR MORE FURTHER ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE PREMISES INCLUDING APPEARING FOR TENANT AND CONFESSING OR OTHERWISE ENTERING JUDGMENT FOR POSSESSION OF THE PREMISES AS HEREINBEFORE SET FORTH. C. Proceedings. In any procedure or action to enter judgment by confession pursuant to Subsection B above: (a) if Landlord shall first cause to be filed in such action an affidavit or averment of the facts constituting the Event of Default or occurrence of the condition precedent, or event, the happening of which default, occurrence or Event of Default authorizes and empowers Landlord to cause the entry of judgment(s) by confession, such affidavit or averment shall be conclusive evidence of such facts, Events of Default, occurrences, conditions precedent or events; and (b) if a true copy of this Lease (and of the truth of which such affidavit or averment shall be sufficient evidence) be filed in such procedure or action, it shall not be necessary to file the original as a warrant of attorney, any rule of court, custom, or practice to the contrary notwithstanding. D. Waivers by Tenant of Errors and Notice to Quit. Tenant hereby releases to Landlord and to any attorneys who may appear for Landlord all errors in any procedure(s) or action(s) to enter judgment(s) by confession by virtue of the warrants of attorney contained in this Lease, and all liability therefor. Tenant further authorizes the prothonotary, or any clerk of any court of record to issue a writ of execution or other process. If proceedings shall be commenced to recover possession of the Premises either at the end of the Term or sooner termination of this Lease, or for non-payment of Rent or for any other reason, Tenant specifically waives the right to the fifteen (15) or thirty (30) days’ notice to quit required by 68 P.S. §250.501, as amended, and agrees that notice under either Pa.R.C.P. 2973.2 or Pa.R.C.P. 2973.3, as amended from time to time, shall be sufficient in either or any such case. E. Rights of Assignee of Landlord. The right to enter judgment(s) against Tenant by confession and to enforce all of the other provisions of this Lease may at the option of any assignee of this Lease, be exercised by any assignee of the Landlord’s right, title and interest in this Lease in his, her or their own name, any statute, rule of court, custom, or practice to the contrary notwithstanding. F. NOTICE; WAIVERS BY TENANT. SUBSECTION B ABOVE CONTAINS A WARRANT OF ATTORNEY AUTHORIZING ANY PROTHONOTARY, CLERK OF COURT, ATTORNEY OF ANY COURT OF RECORD AND/OR LANDLORD (AS WELL AS SOMEONE ACTING FOR LANDLORD) TO APPEAR FOR, AND CONFESS JUDGMENT(S) AGAINST, TENANT, WITHOUT ANY PRIOR NOTICE OR AN OPPORTUNITY TO BE HEARD. SUBSECTION B ABOVE ALSO PERMITS LANDLORD TO EXECUTE UPON THE CONFESSED JUDGMENT(S) WHICH COULD HAVE THE EFFECT OF DEPRIVING TENANT OF ITS PROPERTY WITHOUT ANY PRIOR NOTICE OR AN OPPORTUNITY TO BE HEARD. TENANT HEREBY ACKNOWLEDGES THAT

5 IT HAS CONSULTED WITH AN ATTORNEY REGARDING THE IMPLICATIONS OF THESE PROVISIONS AND TENANT UNDERSTANDS THAT IT IS BARGAINING AWAY SEVERAL IMPORTANT LEGAL RIGHTS. ACCORDINGLY, TENANT HEREBY KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY RIGHTS THAT IT MAY HAVE UNDER THE CONSTITUTION AND/OR LAWS OF THE UNITED STATES OF AMERICA AND THE COMMONWEALTH OF PENNSYLVANIA TO PRIOR NOTICE AND/OR AN OPPORTUNITY FOR HEARING WITH RESPECT TO BOTH THE ENTRY OF SUCH CONFESSED JUDGMENT(S) AND ANY SUBSEQUENT ATTACHMENT, LEVY OR EXECUTION THEREON. TENANT EXPRESSLY WARRANTS AND REPRESENTS THAT THE FOLLOWING WARRANTS OF ATTORNEY TO CONFESS JUDGMENT HAVE BEEN AUTHORIZED EXPRESSLY BY ALL PROPER ACTION OF THE BOARD OF DIRECTORS OR SIMILAR GOVERNING BODY OF TENANT. NOTWITHSTANDING ANYTHING CONTAINED IN SUBSECTION B ABOVE, THIS SUBSECTION AND THE AUTHORITY GRANTED TO LANDLORD THEREIN IS NOT AND SHALL NOT BE CONSTRUED TO CONSTITUTE A “POWER OF ATTORNEY” AND IS NOT GOVERNED BY THE PROVISIONS OF 20 Pa.C.S.A. §§5601-5611. FURTHERMORE, AN ATTORNEY OR OTHER PERSON ACTING UNDER THIS SUBSECTION SHALL NOT HAVE ANY FIDUCIARY OBLIGATION TO THE TENANT AND, WITHOUT LIMITING THE FOREGOING, SHALL HAVE NO DUTY TO: (1) EXERCISE THESE POWERS FOR THE BENEFIT OF THE TENANT, (2) KEEP SEPARATE ASSETS OF TENANT FROM THOSE OF SUCH ATTORNEY OR OTHER PERSON ACTING UNDER THESE SUBSECTIONS, (3) EXERCISE REASONABLE CAUTION OR PRUDENCE ON BEHALF OF TENANT, OR (4) KEEP A FULL AND ACCURATE RECORD OF ALL ACTIONS, RECEIPTS AND DISBURSEMENTS ON BEHALF OF TENANT. TENANT FURTHER ACKNOWLEDGES AND AGREES THAT (I) SUCH WARRANTS OF ATTORNEY TO CONFESS JUDGMENT ARE BEING EXECUTED IN CONNECTION WITH A COMMERCIAL TRANSACTION, (II) LANDLORD’S CONFESSION OF JUDGMENT FOLLOWING AN EVENT OF DEFAULT AND IN ACCORDANCE WITH SUCH WARRANTS OF ATTORNEY WOULD BE IN ACCORDANCE WITH TENANT’S REASONABLE EXPECTATIONS, AND (III) LANDLORD DOES NOT AND, IN REGARDS TO THE LEASE, SHALL NOT HAVE ANY OF THE DUTIES TO TENANT SET FORTH IN 20 PA C.S.A. §5601.3(b). ACKNOWLEDGED AND AGREED: MADRIGAL PHARMACEUTICALS, INC. BY: /s/ Nupur Darji AUTHORIZED REPRESENTATIVE 6 IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands the date and year first above written, and acknowledge one to the other they possess the requisite authority to enter into this transaction and to sign this Amendment. Date signed: _______________________ Landlord: KPG FF Owner, L.P., a Delaware limited partnership By: KPG FF GP, LLC, a Delaware limited liability company, its general partner Date signed: _______________________ Tenant: Madrigal Pharmaceuticals, Inc., a Delaware corporation By: /s/ Nupur Darji Name: Nupur Darji Title: Executive Director, Real Estate & Facilities By: /s/ Rich Gottlieb Name: Rich Gottlieb Title: President